UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2010

NEONODE INC.
(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 0-8419

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Linnegatan 89, SE-115 23 Stockholm, Sweden&
651 Byrdee Way, Lafayette, CA. 94549
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:
+46 8 667 17 17 — Sweden
 1 925 768 0620 — USA

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01                      Entry into a Material Definitive Agreement

Item 2.03                      Creation of a Direct Financial Obligation

Item 3.02                      Unregistered Sales of Equity Securities

Item 9.01                      Financial Statements and Exhibits

Signatures

Exhibit Index

Ex-10.1                      Form of Amendment to Convertible Note Agreement (Due Date Extension and Warrant Exercise)

Ex-10.2                      Form of Amendment to Convertible Note Agreement (Extension of Convertible Notes Due Date)

Ex-10.3                      Form of Common Stock Purchase Warrant

Item 1.01.  Entry into a Material Definitive Agreement.

Background: The Convertible Note Agreements

During the period from September 2009 through December 2009, the Registrant entered into convertible note agreements (each a “Convertible Note Agreement”) with several private lenders including, Iwo Jima SARL, a company controlled by the Registrant’s Chairman and Chief Executive officer, Mr. Per Bystedt (the “September 2009 Lenders”) whereby the September 2009 Lenders lent the Registrant an aggregate amount of $987,000 (the “September 2009 Loan Amount”).  The Registrant issued to the September 2009 Lenders (a) convertible notes bearing interest at a rate of 7% per annum (the “Convertible Notes”) that are convertible, at the holder’s option, at a conversion price of $0.02 per share, and (b) three-year common stock purchase warrants with an exercise price of $0.04 per share.  The September 2009 transaction and the Convertible Note Agreement were described in more detail in the Registrant’s Current Report on Form 8-K filed with the SEC on September 14, 2009.

During the period from January 2010 through May 2010, the Registrant entered into additional Convertible Note Agreements, and issued additional Convertible Notes and three-year common stock purchase warrants relating thereto, with several private lenders, including Per Bystedt and Iwo Jima SARL, and Davisa Ltd, a company controlled by a member of the Board of Directors of our wholly owned subsidiary, Neonode Technologies AB, Mr. Mats Dahlin (the “March 2010 Lenders”, and together with the September 2009 Lenders, the “Lenders”).  The March 2010 Lenders lent to the Registrant an aggregate amount of $1,800,000 (the “March 2010 Loan Amount”).  The Convertible Notes and the warrants from the March 2010 transaction contain substantially similar terms as the Convertible Notes and warrants from the September 2009 transaction.  The March 2010 transaction was described in more detail in the Registrant’s Current Report on Form 8-K filed with the SEC on February 23, 2010 and in the Registrant’s Annual Report on Form 10-K/A filed with the SEC on May 12, 2010.

Current Amendments of Convertible Note Agreements

On October 15, 2010, the Registrant entered into two different types of amendments to the Convertible Note Agreements.  All of the Lenders were provided with an opportunity to choose the type of amendment that they wished to execute with the Registrant.  The first form of amendment (i) extended the due date of the Convertible Note from December 31, 2010 to June 30, 2011;(ii) provided for the exercise of the outstanding warrants at a discounted exercise price of $0.035 per share, instead of the original exercise price of $0.04, and (iii) issued new three-year common stock purchase warrants, with an exercise price of $0.055 per share, for each warrant exercised at the discounted exercise price (the “Replacement Warrants”).  Pursuant to this amendment, Lenders exercised an aggregate of 69,179,409 outstanding warrants at the discounted exercise price of $0.035 per share, for an aggregate investment of $2,384,554 in the Registrant, and the Registrant issued Replacement Warrants for the purchase of an aggregate of 69,179,409 restricted shares of common stock of the Registrant.

The second form of amendment simply extended the due date of the Convertible Note from December 31, 2010 to June 30, 2011, and did not involve the exercise or issuance of warrants.

A copy of the form of the amendment with those Lenders who extended the Convertible Note due date and who exercised their warrants at the discounted exercise price is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  A copy of the form of the amendment with those Lenders who only extended the Convertible Note due date is attached hereto as Exhibit 10.2 and is incorporated herein by reference.  A copy of the form of the Common Stock Purchase Warrant for the Replacement Warrants is attached hereto as Exhibit 10.3 and is incorporated herein by reference.  The foregoing descriptions of the amendments and the Replacement Warrants are qualified in their entirety by reference to the full text of the documents attached to this Form 8-K.

The Registrant issued the Replacement Warrants under the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The issuance of shares of the Registrant’s common stock pursuant to the terms of the Amendment and the Replacement Warrants are exempt from registration under Section 4(2) of the Securities Act, and regulations promulgated thereunder.  None of these transactions involved any underwriters, underwriting discounts or commissions, or any public offering, and the Lenders had adequate access, through their relationships with the Registrant, to information about the Registrant.

The shares of common stock to be issued upon exercise of the Replacement Warrants will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Securities

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01       Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 10.1	Form of Amendment to Convertible Note Agreement (Due Date Extension and Warrant Exercise).

Exhibit 10.2	Form of Amendment to Convertible Note Agreement (Extension of Convertible Notes Due Date).

Exhibit 10.3	Form of Common Stock Purchase Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEONODE, INC.

By:  /s/ David W. Brunton
Name:  David W. Brunton
Title:    Chief Financial Officer

 Date: October 18, 2010

4